                                                                    EXHIBIT 10.3


                               STOCK SUBSCRIPTION
                               ------------------

                                                               February 20, 1998

         The undersigned, on its own behalf, does hereby subscribe for the number of preferred shares, no par value (the "Preferred Shares") of Lexford Property Management, Inc., an Ohio corporation, set forth opposite its name and does hereby agree to contribute all the assets set forth on Schedule I attached hereto as payment in full for all such Preferred Shares.

         The undersigned, on its own behalf, does hereby warrant and represent that:

         A. It is aware of the fact that no federal or state agency has made any finding or determination as to the fairness for public or private investment, nor any recommendation or endorsement of the Preferred Shares for investment.

         B. It recognizes that the Corporation has only recently been organized and has no meaningful financial or operating history and, further, that the Preferred Shares, as an investment, involve a high degree of risk.

         C. It is aware of the fact that there is no public market for the Preferred Shares and that it may not be possible to readily liquidate its investment at any time.

         D. It is aware that the Articles of Incorporation of the Corporation provide that the Shareholders have no preemptive rights to subscribe to future issuances, if any, of any class of shares of the Corporation, whether such shares be now or hereafter authorized.

         E. The Preferred Shares to be purchased by it will be purchased (i) for its own account entirely, and (ii) for investment and not with a view to, or for resale in connection with, any distribution thereof.

                                                        Please Print or Type
            Signature of            Number of           Mailing Address for
             Shareholder             Shares             Shareholder Records
             -----------            ---------           ---------------------
LEXFORD PROPERTIES, INC.                               The Huntington Center
                                                            Suite 2410
By: /s/ Bradley A. Van Auken           950             41 South High Street
    ------------------------                              Columbus, Ohio 43215
      Its Senior Vice President

                        SCHEDULE I TO STOCK SUBSCRIPTION

                              CONTRIBUTED PROPERTY

                                  FIXED ASSETS
                                  ------------

         (i) all leasehold interests in real estate (including, without limitation, fixtures and improvements) which is located in Houston or Seattle (the "Third Party Offices");

         (ii) all inventories and supplies in the Third Party Offices OTHER THAN those pertaining to the human resources/training group;

         (iii) all equipment, furniture, spare parts and supplies, computers, computer terminals, computer interface hardware and all related peripheral and support equipment, and all other tangible personal property in the Third Party Offices OTHER THAN those pertaining primarily to the human resources/training group or primarily utilized by Pat Holder, Mark Culwell, Tom Huth or their direct administrative support personnel;

         (iv) all lists and records pertaining to customer accounts (whether past or current), personnel and agents and all other books, ledgers, files, documents, correspondence and business records relating to the Third Party Contracts (as defined below);

         (v) all creative materials (including, without limitation, photographs, films, art work, color separations and the like), advertising and promotional material and all other printed or written materials;

         (vi) all transferable permits, licenses, certificates and approvals relating to the Third Party Business;

         (vii) all rights to receive mail and other communications addressed to Seller and relating to the Third Party Business (as defined below) or the Purchased Assets including, without limitation, accounts receivable payments; and

         (viii) all goodwill as a going concern and associated with the items listed above.


                                INTANGIBLE ASSETS
                                -----------------

         (i)  all accounts receivable;

         (ii) all prepayments and prepaid expenses to the extent Buyer will obtain the benefit thereof;

         (iii) all rights existing under agreements for the management of real estate in which Lexford, Inc. or any of its subsidiaries does NOT have a direct or indirect equity interest together with all rights existing under those certain Management Agreements between Lexford and Hidden Pointe Properties, L.P., a Georgia limited partnership (the "Third Party Contracts");

         (iv) the entire membership interest in Lexford Guilford GP LLC and Lexford Guilford LP LLC;

         (v) all claims, refunds, causes of action, rights of recovery and rights of set-off of every kind and nature relating to the Third Party Contracts;

         (vi) all computer software packages used in the conduct of the business relating to the Third Party Contracts (the "Third Party Business") including, without limitation, those licensed by Seller, subject to, and in accordance with, the terms of the licensing agreements therefor;

         (vii) 1,000 shares of common stock of Lexford Northwest, Inc., a Texas corporation; and

         (viii) 80,000 shares of common stock of Lexford Properties of Colorado, Inc.

                            BILL OF SALE, ASSIGNMENT
                            AND ASSUMPTION AGREEMENT


         This Bill of Sale, Assignment and Assumption Agreement (this "Agreement") is entered into as of the 20th day of February, 1998, by and between Lexford Properties, Inc., a Texas corporation ("Lexford"), and Lexford Property Management, Inc., an Ohio corporation (the "Company").

                                    RECITALS

         WHEREAS, Lexford has executed and delivered a Stock Subscription dated February 20th, 1998 pursuant to which Lexford has agreed to transfer certain fixed assets of Lexford, as set forth on Schedule I hereto, and assign certain intangible assets of Lexford, as set forth on Schedule II hereto, (collectively, the "Contributed Property") to the Company in exchange for 950 preferred shares, no par value, of the Company (the "Stock Subscription"); and

         WHEREAS, pursuant to the terms of the Stock Subscription, Lexford hereby desires to transfer and assign to the Company all of Lexford's right, title and interest in the Contributed Property, and the Company desires to acquire all of Lexford's right, title and interest in the Contributed Property and to assume certain obligation thereunder.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lexford does hereby irrevocably grant, bargain, sell, deliver, transfer, assign and convey unto the Company, its successors and assigns, all of Lexford's right, title and interest in, to and under the Contributed Property.

         TO HAVE AND TO HOLD the Contributed Property transferred, conveyed and assigned herein unto the Company, its successors and assigns, and for its and their own use forever.

         The Company hereby accepts the sale, transfer, conveyance, assignment and delivery of the Contributed Property and agrees to assume all Lexford's obligations under the contracts set forth on Schedule II.

         Lexford will at any time and from time to time, upon request of the Company, do, execute, acknowledge and deliver (or cause to be delivered) all such further acts, deeds, assignments, instruments of transfer or conveyance, powers of attorney and assurances as may be required for the assigning, transferring, granting, conveying, assuring and confirming to the Company, or to its successors and assigns, or for aiding and assisting in collecting and reducing to possession, any or all of the assets and property to be conveyed, transferred and assigned to the Company. Simultaneously herewith, Lexford shall take all steps as may be necessary to put the Company in actual possession and operating control of the Contributed Property and to assist the Company in exercising all rights with respect thereto.

         This Agreement is to be governed by and construed in accordance with the laws of the State of Ohio without regard to the conflict of laws principles.

         This Agreement may be executed by the parties hereto in two or more counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, each of Lexford and the Company has caused this Agreement to be signed on the date first above written by duly authorized officers thereof.

                                           LEXFORD PROPERTIES, INC.

                                           By:      /s/ Bradley A. Van Auken
                                              -------------------------------
                                           Name:    Bradley A. Van Auken
                                                -----------------------------
                                           Title:   Vice President
                                                 ----------------------------

                                           LEXFORD PROPERTY MANAGEMENT, INC.

                                           By:      /s/ Bradley A. Van Auken
                                              --------------------------------
                                           Name:    Bradley A. Van Auken
                                                ------------------------------
                                           Title:   Vice President
                                                 -----------------------------

                           SCHEDULE I TO BILL OF SALE

                              CONTRIBUTED PROPERTY

                                  FIXED ASSETS
                                  ------------

         (i) all leasehold interests in real estate (including, without limitation, fixtures and improvements) which is located in Houston or Seattle (the "Third Party Offices");

         (ii) all inventories and supplies in the Third Party Offices OTHER THAN those pertaining to the human resources/training group;

         (iii) all equipment, furniture, spare parts and supplies, computers, computer terminals, computer interface hardware and all related peripheral and support equipment, and all other tangible personal property in the Third Party Offices OTHER THAN those pertaining primarily to the human resources/training group or primarily utilized by Pat Holder, Mark Culwell, Tom Huth or their direct administrative support personnel;

         (iv) all lists and records pertaining to customer accounts (whether past or current), personnel and agents and all other books, ledgers, files, documents, correspondence and business records relating to the Third Party Contracts (as defined in Schedule II);

         (v) all creative materials (including, without limitation, photographs, films, art work, color separations and the like), advertising and promotional material and all other printed or written materials;

         (vi) all transferable permits, licenses, certificates and approvals relating to the Third Party Business;

         (vii) all rights to receive mail and other communications addressed to Seller and relating to the Third Party Business (as defined in Schedule II) or the Purchased Assets including, without limitation, accounts receivable payments; and

         (viii) all goodwill as a going concern and associated with the items listed above.

                           SCHEDULE II TO BILL OF SALE

                              CONTRIBUTED PROPERTY

                                INTANGIBLE ASSETS
                                ------------------

         (i)  all accounts receivable;

         (ii) all prepayments and prepaid expenses to the extent Buyer will obtain the benefit thereof;

         (iii) all rights existing under agreements for the management of real estate in which Lexford, Inc. or any of its subsidiaries does NOT have a direct or indirect equity interest together with all rights existing under those certain Management Agreements between Lexford and Hidden Pointe Properties, L.P., a Georgia limited partnership (the "Third Party Contracts");

         (iv) all claims, refunds, causes of action, rights of recovery and rights of set-off of every kind and nature relating to the Third Party Contracts;

         (v) all computer software packages used in the conduct of the business relating to the Third Party Contracts (the "Third Party Business") including, without limitation, those licensed by Seller, subject to, and in accordance with, the terms of the licensing agreements therefor;

         (vi) 1,000 shares of common stock of Lexford Northwest, Inc., a Texas corporation; and

         (vii) 80,000 shares of common stock of Lexford Properties of Colorado, Inc.

                               STOCK SUBSCRIPTION
                               ------------------
                                                               February 20, 1998

         The undersigned, on his own behalf, does hereby subscribe for the number of common shares, no par value (the "Common Shares") of Lexford Property Management, Inc., an Ohio corporation, set forth opposite his name and does hereby agree to pay therefor the sum of One Thousand Dollars ($1,000) per share for all such Common Shares.

         The undersigned, on his own behalf, does hereby warrant and represent that:

         A. He is aware of the fact that no federal or state agency has made any finding or determination as to the fairness for public or private investment, nor any recommendation or endorsement of the Common Shares for investment.

         B. He recognizes that the Corporation has only recently been organized and has no meaningful financial or operating history and, further, that the Common Shares, as an investment, involve a high degree of risk.

         C. He is aware of the fact that there is no public market for the Common Shares and that it may not be possible to readily liquidate his investment at any time.

         D. He is aware that the Articles of Incorporation of the Corporation provide that the Shareholders have no preemptive rights to subscribe to future issuances, if any, of any class of shares of the Corporation, whether such shares be now or hereafter authorized.

         E. The Common Shares to be purchased by him will be purchased (i) for his own account entirely, and (ii) for investment and not with a view to, or for resale in connection with, any distribution thereof.

         F. He is aware that he is personally and unconditionally liable to the Corporation to pay or deliver to the Corporation the full amount of consideration set forth above for the Common Shares under Ohio Revised Code ss. 1701.18. He also acknowledges that in addition to the rights of the Corporation under Ohio Revised Code ss. 1701.20 to enforce payment of the full amount of consideration set forth above for the Common Shares, if full payment is not made within 60 days after subscription, the Corporation, in its sole discretion, may seek enforcement of his obligation to the Corporation and payment of any unpaid amounts owing to the Corporation pursuant to this Subscription Agreement in a court of competent jurisdiction to the same extent that it could enforce his obligation if such obligation was evidenced by a promissory note signed by him.

                                                      Please Print or Type
            Signature of          Number of           Mailing Address for
             Shareholder           Shares             Shareholder Records
             -----------           ------             -------------------
                                                     The Huntington Center
                                                          Suite 2410
/s/ Mark D. Thompson                 24              41 South High Street
--------------------                                 Columbus, Ohio 43215
Mark D. Thompson

                               STOCK SUBSCRIPTION
                               ------------------

                                                               February 20, 1998

         The undersigned, on his own behalf, does hereby subscribe for the number of common shares, no par value (the "Common Shares") of Lexford Property Management, Inc., an Ohio corporation, set forth opposite his name and does hereby agree to pay therefor the sum of One Thousand Dollars ($1,000) per share for all such Common Shares.

         The undersigned, on his own behalf, does hereby warrant and represent that:

         A. He is aware of the fact that no federal or state agency has made any finding or determination as to the fairness for public or private investment, nor any recommendation or endorsement of the Common Shares for investment.

         B. He recognizes that the Corporation has only recently been organized and has no meaningful financial or operating history and, further, that the Common Shares, as an investment, involve a high degree of risk.

         C. He is aware of the fact that there is no public market for the Common Shares and that it may not be possible to readily liquidate his investment at any time.

         D. He is aware that the Articles of Incorporation of the Corporation provide that the Shareholders have no preemptive rights to subscribe to future issuances, if any, of any class of shares of the Corporation, whether such shares be now or hereafter authorized.

         E. The Common Shares to be purchased by him will be purchased (i) for his own account entirely, and (ii) for investment and not with a view to, or for resale in connection with, any distribution thereof.

         F. He is aware that he is personally and unconditionally liable to the Corporation to pay or deliver to the Corporation the full amount of consideration set forth above for the Common Shares under Ohio Revised Code section 1701.18. He also acknowledges that in addition to the rights of the Corporation under Ohio Revised Code section 1701.20 to enforce payment of the full amount of consideration set forth above for the Common Shares, if full payment is not made within 60 days after subscription, the Corporation, in its sole discretion, may seek enforcement of his obligation to the Corporation and payment of any unpaid amounts owing to the Corporation pursuant to this Subscription Agreement in a court of competent jurisdiction to the same extent that it could enforce his obligation if such obligation was evidenced by a promissory note signed by him.

                                                      Please Print or Type
            Signature of          Number of            Mailing Address for
             Shareholder           Shares              Shareholder Records
             -----------           ------              -------------------
                                                      The Huntington Center
                                                           Suite 2410
/s/ John B. Bartling, Jr.            21               41 South High Street
-------------------------                             Columbus, Ohio 43215
John B. Bartling, Jr.

                               STOCK SUBSCRIPTION
                               ------------------

                                                               February 20, 1998

         The undersigned, on his own behalf, does hereby subscribe for the number of common shares, no par value (the "Common Shares") of Lexford Property Management, Inc., an Ohio corporation, set forth opposite his name and does hereby agree to pay therefor the sum of One Thousand Dollars ($1,000) per share for all such Common Shares.

         The undersigned, on his own behalf, does hereby warrant and represent that:

         A. He is aware of the fact that no federal or state agency has made any finding or determination as to the fairness for public or private investment, nor any recommendation or endorsement of the Common Shares for investment.

         B. He recognizes that the Corporation has only recently been organized and has no meaningful financial or operating history and, further, that the Common Shares, as an investment, involve a high degree of risk.

         C. He is aware of the fact that there is no public market for the Common Shares and that it may not be possible to readily liquidate his investment at any time.

         D. He is aware that the Articles of Incorporation of the Corporation provide that the Shareholders have no preemptive rights to subscribe to future issuances, if any, of any class of shares of the Corporation, whether such shares be now or hereafter authorized.

         E. The Common Shares to be purchased by him will be purchased (i) for his own account entirely, and (ii) for investment and not with a view to, or for resale in connection with, any distribution thereof.

         F. He is aware that he is personally and unconditionally liable to the Corporation to pay or deliver to the Corporation the full amount of consideration set forth above for the Common Shares under Ohio Revised Code ss. 1701.18. He also acknowledges that in addition to the rights of the Corporation under Ohio Revised Code ss. 1701.20 to enforce payment of the full amount of consideration set forth above for the Common Shares, if full payment is not made within 60 days after subscription, the Corporation, in its sole discretion, may seek enforcement of his obligation to the Corporation and payment of any unpaid amounts owing to the Corporation pursuant to this Subscription Agreement in a court of competent jurisdiction to the same extent that it could enforce his obligation if such obligation was evidenced by a promissory note signed by him.

                                                          Please Print or Type
            Signature of                  Number of        Mailing Address for
             Shareholder                   Shares          Shareholder Records
             -----------                   ------          -------------------

JOHN B. BARTLING, JR.                                     The Huntington Center
 IRREVOCABLE TRUST                                             Suite 2410
 DATED MARCH 15, 1996                         5           41 South High Street
                                                          Columbus, Ohio 43215
By:  /s/ Brendan J. O'Rourke
     ----------------------------
       Brendan J. O'Rourke, Trustee